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                            [LOGO OF HOMESTORE.COM]

                                                                    EXHIBIT 99.1


Media Contacts:                                                   Financial Contacts:
---------------                                                   -------------------
Jeff Charney, Homestore.com, Inc.                                 DeLise Keim
805-557-2514                                                      (805) 557-2599
jeff.charney@homestore.com                                        delise.keim@homestore.com
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Karen Fulton, Homestore.com, Inc.                                 Sam Levenson, Cendant Corporation
805-557-2661                                                      (212) 413-1834
Karen.fulton@homestore.com                                        Denise Gillen, Cendant Corporation
                                                                  (212) 413-1833
Elliot Bloom, Cendant Corporation
212-413-1832


    HOMESTORE.COM, INC. AGREES TO ACQUIRE MOVE.COM FROM CENDANT CORPORATION, SIGNIFICANTLY EXTENDING THE INTERNET'S LARGEST HOME AND REAL ESTATE MARKETPLACE

     Combines The Two Most Popular Home and Real Estate Web Sites Under the
                           Homestore.com(TM) Network

 Unifies Six of the U.S. National Real Estate Franchises Behind Homestore.com's
                    Online Real Estate Transaction Platform


THOUSAND OAKS, Calif. and NEW YORK, N.Y. (October 27, 2000) - Homestore.com, Inc. (NASDAQ:HOMS) and Cendant Corporation (NYSE:CD) today announced they have signed a definitive agreement for Homestore.com to acquire Cendant's Internet real estate portal, move.com, extending the largest and most comprehensive wired marketplace for home and real estate-related products and services on the Internet. The combined entity will offer unprecedented choice and selection for consumers and professionals alike.

   The transaction combines the Internet's two leading Web sites in the home and real estate category under the Homestore.com(TM) brand. Acquired assets to be integrated into Homestore.com's industry-leading family of Web sites include Cendant's move.com, apartment locator Rent Net, direct marketing company Welcome Wagon(R), and other move.com Web sites. The transaction also ensures that Homestore.com's Web site REALTOR.com(R) will have exclusive 40-year access to the aggregated listings of Cendant Corporation's CENTURY 21(R), COLDWELL BANKER(R) and ERA(R) national real estate franchises and includes an agreement
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by Cendant to purchase Homestore.com's(TM) technology and web-based marketing products and vertical ASP solutions.

   In addition, Cendant will invest in Homestore.com's development of the Realtors(R) Electronic Transaction Platform (eRealtor.com(TM), the official real estate transaction platform of the National Association of Realtors(R)) helping to unite industry participation behind Homestore.com's technology solution for online real estate transactions. The result is a real estate marketplace for the New Economy offering consumers and industry professionals a variety of technology choices as well as easy and direct access to the timely information and advanced technological tools they need to conduct business on the Web.

   Under terms of a definitive agreement signed yesterday, Homestore.com, Inc. will acquire move.com in an all-stock transaction totaling approximately 26.3 million shares of the company's common stock. Based on yesterday's closing price of $28.953 per share, the transaction is valued at approximately $761 million.

   "We are committed to building the most vibrant and comprehensive online home and real estate marketplace possible at Homestore.com for the benefit of all of our consumers and professional customers," said Stuart Wolff, Homestore.com's chairman and chief executive officer. "With this transaction, we're increasing choices for consumers nationwide while continuing to put the real estate professional center stage. This is a giant step forward," Wolff said

   Cendant's chairman, president and chief executive officer, Henry R. Silverman stated: "Homestore.com has done an outstanding job establishing itself as the leading Internet real estate destination, and we are very pleased to align our expanding New Economy efforts with them. The benefit of this transaction is twofold: first, it provides the expertise of an Internet industry leader to enhance our real estate brands' Web sites and technology to benefit franchisees and consumers. Furthermore, it benefits our shareholders based on their investment in move.com and demonstrates the successful execution of Cendant Internet Group's strategy."

   Chairman and CEO of Cendant's Real Estate Division, Richard A. Smith said:
"This business combination is expected to enhance Cendant's off-line real estate businesses and franchise systems. Licensees and consumers will clearly benefit from this transaction through compelling new e-commerce services, as well as joint marketing and promotional opportunities."

   "We are most excited about this latest acquisition because it forges together the expertise, resources and talents of the largest real estate franchises and creates, on one stage, a platform for
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real estate professionals to provide consumers efficient services in today's complex marketplace," said NAR President Dennis R. Cronk.

   "This transaction in no way alters NAR's operating agreement with Homestore regarding the Realtor.com site or our interest in Homestore.com. Realtor.com will continue to be operated for the benefit of all Realtors without any bias or other advantage or preference over other real estate firms," Cronk said.

  Homestore.com(TM) said it expects the acquisition, which brings with it new revenue streams and cost synergies, to be accretive to the company's fiscal 2001 earnings. Longer term, the company anticipates a variety of synergistic opportunities resulting from the merged assets, as well as increasing financial benefits from the economies of scale the transaction will make possible.

  Homestore.com's acquisition of move.com is subject to a number of customary conditions including, among other things, the approval of Homestore.com, Inc.'s shareholders, and regulatory review under the Hart Scott Rodino Antitrust Improvements Act. The transaction is currently under review by the antitrust division of the Department of Justice. Upon closing, Cendant Corporation will be entitled to name one director to Homestore.com's board, which currently has six members. Cendant also will be restricted in its ability to sell its Homestore.com shares and has agreed to vote its shares on all corporate matters in proportion to the voting decisions of all other shareholders. In addition, Cendant has agreed to a ten-year standstill agreement that, under most conditions, prohibits the company from acquiring additional Homestore.com common shares. Homestore.com and Cendant Corporation said they expect to complete the transaction within the next six months.

  The transaction includes the following key elements:

  Homestore.com will integrate move.com and its related assets including Rent Net, a leading residential rental listing and apartment finder service on the Internet, into the Homestore.com network, combining two of the most popular and traffic-generating real estate destinations on the Web today. The transaction does not include National Home Connections (NHC) or Metro Rent, which will be retained by Cendant.

  Additionally, for 40 years, Homestore.com will acquire the exclusive rights to the aggregated online residential real estate listings of Cendant's CENTURY 21(R), COLDWELL BANKER(R) and ERA(R) national real estate brokerage franchises, which also will continue to be featured on
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those brands' respective Internet sites. Cendant and Homestore.com, Inc. will also enter into an agreement to develop Internet-based technology and tools that will provide even greater choices for real estate brokers and agents. Cendant's real estate franchisees are currently involved in approximately 25 percent of U.S. residential real estate transactions and annually assist more than 1.5 million buyers and sellers of single family homes.

  Cendant will become an equity investor in Homestore.com's(TM) technology project to develop an online real estate transaction platform (eRealtor.com(TM), the official real estate transaction platform of NAR), joining current participants including the National Association of Realtors(R), Fannie Mae, GMAC Real Estate, GMAC Mortgage and VeriSign. Prudential Real Estate Network and RE/MAX also endorse the transaction platform. With the participation of Cendant's three national franchise organizations, Homestore.com will unify six of the largest U.S. national residential real estate franchises behind Homestore.com's industry standard for online real estate transactions. Cendant Mobility, Cendant's relocation company and NRT Incorporated, Cendant's largest real estate franchisee, also have agreed to use the transaction platform exclusively for a period of three years. These two organizations accounted for more than 400,000 transactions last year. Homestore.com will also have the ability to host the Internet sites of Cendant's three real estate brands.

  Cendant's three national real estate franchises have committed to develop a series of cross-marketing and advertising programs with Homestore.com's family of Web sites (including REALTOR.com(R)), including an agreement to include the REALTOR.com(R) URL in a minimum of 50 percent of the three franchises' offline advertising campaigns.

  Finally, Homestore.com will acquire all rights to Welcome Wagon(R), the widely recognized direct marketing program that introduces participating neighborhood retailers and their services to new homeowners. Homestore.com plans to leverage the brand equity of the 72-year-old company to expand and enrich Homestore.com's local retail e-commerce business strategies. Welcome Wagon represents a network of more than 35,000 merchants and reaches 1.8 million new homeowners annually.
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About Homestore.com, Inc.
-------------------------

Homestore.com, Inc. (Nasdaq: HOMS) is the leading network of sites on the Internet for home and real estate-related information, products and services. Homestore.com, Inc.'s family of Web sites includes the Homestore.com(TM), Realtor.com(R), HomeBuilder.com(TM), SpringStreet.com(TM) and HomeFair.com(TM) Web sites. Consumers can view over 1.4 million new and existing homes for sale and find broker and agent services on Realtor.com(R), the official Internet site of the National Association of Realtors(R). Consumers searching for new homes can find more than 130,000 models, new homes and built-to-suit plans on HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. Consumers interested in renting an apartment will find listing information from more than 45,000 properties in more than 6,000 cities on SpringStreet.com(TM). Homestore.com's(TM) remodeling area covers home improvement needs for both consumers and remodeling professionals. Comprehensive moving and relocation information on the Internet is available from HomeFair.com(TM). Other subsidiaries of Homestore.com, Inc. include WyldFyre Technologies, the leading developer of software used to access Multiple Listing Service data and property photos; Top Producer Systems, North America's #1-selling provider of leads management and marketing software for real estate professionals; and The Hessel Group, the leading provider of technology-driven solutions and services to the relocation industry. Homestore.com(TM) also has content distribution relationships with America Online; Excite @Home, Netscape and Go Network/Infoseek.

About move.com
--------------

Move.com is Cendant's relocation, real estate and home-related services portal. It integrates and enhances the offline and on-line efforts of Cendant's CENTURY 21(R), COLDWELL BANKER(R) and ERA(R) residential real estate brands; its other Web sites including Rent Net, House Net, Senior Housing Net, and Self Storage.Net; and Cendant's other real estate business units including Cendant Mobility, Cendant Mortgage, National Home Connections and Welcome Wagon. Move.com draws upon the capabilities and existing infrastructure of Cendant's lines of business and other selected partners to assist customers with virtually everything they need before, during and after their move. Built upon the success of Rent Net's online apartment guide business model, move.com has distribution agreements with Internet market leaders, including
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Alta Vista, About.com, Yahoo, AOL, Excite, and Ask Jeeves. Move.com is
headquartered in San Francisco, CA.

About Cendant Corporation
-------------------------

Cendant Corporation is a global provider of real estate, travel and direct marketing related consumer and business services. The Company's core competencies include building franchise systems, providing outsourcing solutions and direct marketing. As a franchiser, Cendant is among the world's leading franchisers of real estate brokerage offices, hotels, rental car agencies, and tax preparation services. The Company's real estate-related operations also include Move.com Group, Cendant's relocation, real estate and home-related services portal on the Internet. As a provider of outsourcing solutions, Cendant is a major provider of mortgage services to consumers, the global leader in employee relocation, and the world's largest vacation exchange service. In direct marketing, Cendant provides access to insurance, travel, shopping, auto, and other services primarily to customers of its affinity partners. In addition, Cendant Internet Group is pursuing a convergence strategy for the Company's off-line and online businesses. Other business units include NCP, the UK's largest private car park operator, and Wizcom, an information technology services provider. Headquartered in New York, NY, the Company has approximately 28,000 employees and operates in over 100 countries.

   Statements about future results made in this release relating to Cendant Corporation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. Cendant cautions that these statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict including the outcome of litigation. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Cendant's Form 10-K for the year ended December 31, 1999.

   This press release contains forward-looking statements relating to Homestore.com that are subject to material risks and uncertainties. Actual results may differ materially and reported results should not be considered as an indicator of future performance. Risks and uncertainties that may affect Homestore.com's future results include, but are not limited to, the following; the fulfillment of conditions to complete the transaction, including regulatory and Homestore.com stockholder approval; the costs incurred to complete the transaction; the combined company's competitive performance; potential difficulties or unexpected costs in integrating the companies, their product and service offerings and infrastructure; the ability of the combined company to achieve anticipated synergies and operating efficiencies; whether the transaction will be accretive to the company's earnings; the continued employment of the combined entity's employees; potential difficulties in maintaining and enhancing continued working relationships with strategic partners, customers, real estate professionals and other constituencies in the real estate professional community; the continued development of product and service offerings of the combined company; Homestore.com's ability to maintain and manage favorable agreements and relationships with the National Association of Realtors, the National Association of Home Builders and Internet portals; Homestore.com's ability to continue to obtain a large percentage of available real estate property listings; Homestore.com's ability to obtain such listings on an exclusive basis; Homestore.com's ability to manage rapid growth, both internally and through acquisitions; changes in the real estate markets; seasonality and other fluctuations in Homestore.com's financial results, Homestore.com's ability to maintain high reliability for its server-based web services; and uncertainty as to the timing and amount of future Internet-related revenue and profits. For a detailed discussion of the above, and other, cautionary statements, especially statements relating to the transaction, please refer to the Homestore.com proxy statement to be filed by Homestore.com as described below, as well as risks and uncertainties described from time to time in Homestore.com's filings with the Securities and Exchange Commission (SEC). In particular, see "Risk Factors" in the final prospectus included in Homestore.com's registration statement declared effective by the SEC on January 26, 2000 and also see Homestore.com's Annual Report on Form 10-K for the year ended December 31, 1999. Homestore.com assumes no duty to update the information in this press release if any forward-looking statement later turns out to be inaccurate.

   In connection with this transaction, Homestore.com will be filing a proxy statement with the Securities and Exchange Commission. SECURITY HOLDERS OF HOMESTORE.COM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THIS BUSINESS COMBINATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available at the SEC's website at www.sec.gov, as well as from the Homestore.com
                                  -----------
contacts listed at the beginning of this press release. Homestore.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Homestore.com's stockholders with respect to the transactions contemplated by the merger agreement described in this press release. Homestore.com's executive officers and directors include: Michael A. Buckman, M. Jeffrey Charney, John M. Giesecke, Jr., Catherine Kwong Giffen, David M. Rosenblatt, Joe Shew, Peter B. Tafeen, Stuart H. Wolff, Ph.D., John Doerr, Joe Hanauer, Richard Janssen, William Kelvie, and Ken Klein.
Information regarding the beneficial ownership of shares of the company's common stock by such participants, and other interests of such executive officers and directors, is included in Homestore.com's proxy statement for its 2000 annual meeting of stockholders filed with the Securities and Exchange Commission on March 10, 2000. This document is available free of charge at the SEC's web site at www.sec.gov , as well as from the Homestore.com contacts listed at the
   -----------
beginning of this press release. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

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